UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 25, 2025

Ralliant Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-42633 (Commission File Number)	99-5127620 (IRS Employer Identification No.)

4000 Center at North Hills Street Suite 430 Raleigh, NC (Address of principal executive offices)	27609 (Zip code)

(984) 375-7255

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	RAL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

On June 27, 2025, Ralliant Corporation (“Ralliant”) entered into a Separation and Distribution Agreement (the “Separation and Distribution Agreement”) by and between Ralliant and Fortive Corporation (“Fortive”), pursuant to which Fortive agreed to transfer its precision technologies segment to Ralliant (the “Separation”) and distribute all of the outstanding common stock of Ralliant to Fortive stockholders of record as of the close of business on June 16, 2025 (the “Distribution”).

In connection with the Separation and Distribution, on June 27, 2025, Ralliant entered into several agreements with Fortive that govern the relationship of the parties following the Separation and Distribution, including an Employee Matters Agreement, a Tax Matters Agreement, a Transition Services Agreement, an Intellectual Property Matters Agreement, an FBS License Agreement and a Fort Solutions License Agreement.

A summary of the Separation and Distribution Agreement and these other agreements can be found in Ralliant’s information statement, dated June 16, 2025 (the “Information Statement”), which is included as Exhibit 99.1 to this Form 8-K, under the section entitled “Certain Relationships and Related Person Transactions.” These summaries are incorporated by reference into this Item 1.01. The description of the agreements set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms of those agreements, which are included as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

As previously reported, on May 15, 2025, Ralliant entered into a credit agreement (the “Credit Agreement”) with a syndicate of banks, consisting of a three-year, $700 million senior unsecured delayed draw term loan facility (the “Three-Year Term Loan”), an eighteen-month, $600 million senior unsecured delayed draw term loan facility (the “Eighteen-Month Term Loan” and together with the Three-Year Term Loan, the “Term Loans”) and a three-year, $750 million senior unsecured multi-currency revolving credit facility, including a $25 million sublimit for swingline loans and a $75 million sublimit for the issuance of letters of credit. At the closing of the Credit Agreement, Ralliant did not borrow any funds under the Credit Agreement. On June 27, 2025, Ralliant borrowed $1.15 billion, drawn pro rata under the Three-Year Term Loan and the Eighteenth-Month Term Loan. Ralliant used the proceeds from the Term Loans to make payments to Fortive as part of the consideration for the contribution of certain assets and liabilities to Ralliant by Fortive in connection with the Separation.

The description of the Credit Agreement is set forth under Item 1.01 in Fortive’s Current Report on Form 8-K filed on May 19, 2025 (the “Prior 8-K”), which description is incorporated herein by reference. In addition, the Credit Agreement was filed as Exhibit 10.1 to the Prior 8-K and is incorporated herein by reference.

Item 3.03	Material Modifications to Rights of Security Holders

The information included under Item 5.03 of this Current Report on Form 8-K regarding the Amended and Restated Certificate of Incorporation is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant

Immediately prior to the Distribution, Ralliant was a wholly-owned subsidiary of Fortive. The Distribution was completed effective as of 12:01 a.m. Eastern Time on June 28, 2025 (the “Effective Time”). Following the completion of the Distribution, Ralliant became an independent public company trading under the symbol “RAL” on the New York Stock Exchange. The Distribution was made to holders of Fortive common stock of record as of the close of business on June 16, 2025 (the “Record Date”), who received one share of Ralliant common stock for every three shares of Fortive common stock held as of the Record Date. Fortive did not issue fractional shares of Ralliant common stock in the Distribution. Fractional shares that holders of Fortive common stock would otherwise have been entitled to receive were aggregated and are being sold in the public market by the distribution agent. The aggregate net cash proceeds of these sales will be distributed ratably to those holders of Fortive common stock who would otherwise have been entitled to receive fractional shares.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation and Appointment of Directors

Effective as of June 25, 2025, the size of the Board of Directors (the “Board”) of Ralliant was expanded from one director to two directors and the Board appointed Brian Worrell to the Board. Mr. Worrell was appointed to serve as a member of the Audit Committee of the Board.

Effective as of immediately prior to the Effective Time, the size of the Board was further expanded from two directors to nine directors, and Kevin Bryant, Kate Mitchell, Ganesh Moorthy, Tamara Newcombe, Luis A. Müller, Anelise Sacks, Neil Schrimsher and Alan Spoon were appointed to the Board. Effective immediately prior to the Effective Time, Peter Underwood, who had been serving as a member of the Board, ceased to be a director of Ralliant.

Biographical information for each of the directors appointed to the Board can be found in Ralliant’s Information Statement under the section entitled “Directors,” which is incorporated by reference into this Item 5.02.

The Board is comprised of three classes, as follows:

•	Class I: Messrs. Müller and Schrimsher and Ms. Sacks are Class I directors, whose terms expire at the first annual meeting of Ralliant’s stockholders following the Distribution;

•	Class II: Messrs. Bryant and Worrell and Ms. Mitchell are Class II directors, whose terms expire at the second annual meeting of Ralliant’s stockholders following the Distribution; and

•	Class III: Messrs. Moorthy and Spoon and Ms. Newcombe are Class III directors, whose terms expire at the third annual meeting of Ralliant’s stockholders following the Distribution.

As of June 28, 2025:

•	Messrs. Bryant and Schrimsher and Mses. Mitchell and Sacks were appointed as additional members of the Audit Committee of the Board. Mr. Worrell was appointed the Chair of the Audit Committee of the Board;

•	Messrs. Bryant, Moorthy, Müller and Spoon were appointed as members of the Nominating and Governance Committee of the Board. Mr. Spoon was appointed the Chair of the Nominating and Governance Committee;

•	Messrs. Moorthy, Müller and Schrimsher and Ms. Mitchell were appointed as members of the Compensation Committee of the Board. Ms. Mitchell was appointed the Chair of the Compensation Committee; and

•	Mr. Moorthy was appointed Chair of the Board.

Each of the non-employee directors of Ralliant will receive compensation for their service as a director or committee member, including any additional compensation for services as Chair of the Board or a committee, in accordance with plans and programs more fully described in the Information Statement under the section entitled “Director Compensation,” which is incorporated herein by reference except that the compensation for the Chair of the Board has been revised so instead of receiving an additional annual retainer of $100,000 in the form of cash or restricted stock units, as elected by the director, the additional annual award will consist of $100,000 with (i) $50,000 in the form of restricted stock units that will vest on the earlier of the first anniversary of the grant date or the date of, and immediately prior to, the next annual meeting and (ii) $50,000 in the form of cash or restricted stock units as elected by the director. The description is qualified in its entirety by reference to the Director Compensation Policy and the Non-Employee Directors’ Deferred Compensation Plan, which are filed as Exhibits 10.12 and 10.8 hereto, respectively, and incorporated herein by reference.

There are no arrangements or understandings between any of the individuals listed above and any other person pursuant to which such individuals were selected as directors.

Other than as set forth in the Information Statement under the section entitled “Certain Relationships and Related Party Transactions,” there are no other transactions involving any of the individuals listed above that would be required to be reported under Item 404(a) of Regulation S-K.

Compensation Plans

2025 Stock Incentive Plan and Sub-Plan

The Ralliant Corporation 2025 Stock Incentive Plan (the “2025 Plan”), including a sub-plan, the Ralliant Corporation Non-Employee Directors’ Deferred Compensation Plan (the “Non-Employee Directors’ Deferred Compensation Plan”), became effective as of immediately prior to the Distribution on June 28, 2025. A description of the material terms of the 2025 Plan can be found in the Information Statement under the section entitled “Executive Compensation - Ralliant Corporation 2025 Stock Incentive Plan,” which is incorporated herein by reference and a description of the material terms of the Non-Employee Directors’ Deferred Compensation Plan can be found in the Information Statement under the section entitled “Director Compensation.” The description is qualified in its entirety by reference to the 2025 Plan and the Non-Employee Directors’ Deferred Compensation Plan, which are filed as Exhibits 10.7 and 10.8 hereto, respectively, and incorporated herein by reference.

Executive Incentive Compensation Plan

The Ralliant Corporation 2025 Executive Incentive Compensation Plan (the “EICP”) became effective as of immediately prior to the Distribution on June 28, 2025. The purpose of the EICP is to motivate and reward certain employees of Ralliant, including its executive officers, by providing annual cash bonuses based on the achievement of annual performance measures relating to Ralliant’s business and the employee’s personal performance. The description is qualified in its entirety by reference to the EICP, which is filed as Exhibit 10.9 hereto and incorporated herein by reference.

Ralliant Corporation Severance and Change-In-Control Plan for Officers

The Ralliant Corporation Severance and Change-In-Control Plan for Officers (the “Severance and Change-In-Control Plan”) became effective as of immediately prior to the Distribution on June 28, 2025. The Severance and Change-In-Control Plan generally provides for severance benefits upon (i) a termination without cause (as defined in the Severance and Change-in-Control Plan) prior to or more than 24 months after a change-in-control of Ralliant and (ii) a termination without cause, or good reason resignation (as defined in the Severance and Change-in-Control Plan), within 24 months following a change-in-control of Ralliant. Upon a termination without cause not in connection with a change-in-control, subject to the execution and nonrevocation of a release agreement, the executive will receive a severance benefit equal to one times base salary (two times for the chief executive officer), a pro-rata annual cash bonus based on actual performance, pro-rata vesting of equity awards granted at least six months prior to the date of termination (with performance awards paid based on actual performance) and 12 months of continued health benefits (24 months for the chief executive officer). Upon a termination without cause or good reason resignation within 24 months following a change-in-control, the executive would receive the benefits described above, except that the severance benefit would be equal to one times the sum of base salary plus the target annual incentive bonus opportunity (two times for the chief executive officer), the pro-rata annual cash bonus would be paid based on target performance, and any equity awards would vest in full without proration (with performance awards paid at target level). The description is qualified in its entirety by reference to the Severance and Change-In-Control Plan, which is filed as Exhibit 10.10 hereto and incorporated herein by reference.

Executive Deferred Incentive Plan

The Ralliant Corporation Executive Deferred Incentive Plan (the “EDIP”) became effective as of immediately prior to the Distribution on June 28, 2025. The EDIP is a non-qualified deferred compensation program for selected members of Ralliant management. The EDIP provides that each participant may defer a portion of his or her annual base salary and non-equity incentive compensation until a later date. The EDIP also provides for company contributions. This deferred compensation is an unsecured obligation of Ralliant. The description is qualified in its entirety by reference to the EDIP, which is filed as Exhibit 10.11 hereto and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 25, 2025, Ralliant filed a certificate of amendment to the Certificate of Incorporation of Ralliant (the “Split Amendment”) with the Secretary of State of the State of Delaware, which became effective as of such date. The Split Amendment effected a stock split of the outstanding shares of common stock of Ralliant to provide sufficient capitalization of Ralliant to enable Fortive to complete the Distribution.

On June 27, 2025, effective as of 11:59 p.m. Eastern Time on June 27, 2025, the Certificate of Incorporation of Ralliant was amended and restated (the “Amended and Restated Certificate of Incorporation”). As of June 28, 2025, the Bylaws of Ralliant were amended and restated (the “Amended and Restated Bylaws”). A description of the material provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws can be found in the section entitled “Description of Capital Stock” in Ralliant’s Information Statement, and such section is incorporated herein by reference. The description set forth under this Item 5.03 is qualified in its entirety by reference to the Split Amendment, the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, which are filed as Exhibits 3.1, 3.2 and 3.3 hereto, respectively, and incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

In connection with the Distribution, the Board adopted Ralliant’s Code of Conduct effective as of June 28, 2025. A copy of Ralliant’s Code of Conduct is available under the Investor Relations—Governance section of Ralliant’s website at www.ralliant.com. The information on Ralliant’s website does not constitute part of this Current Report on Form 8-K and is not incorporated by reference herein.

Item 7.01	Regulation FD Disclosure

On June 30, 2025, Ralliant issued a press release announcing the completion of the Separation and the start of Ralliant’s operations as an independent company, as well as the start of regular way trading on the New York Stock Exchange. The press release also announced that the Board authorized the repurchase by Ralliant of up to $200 million of its common stock (the “Repurchase Authorization”). The timing and amount of share repurchases will be determined by Ralliant based on its evaluation of market conditions and other factors. The Repurchase Authorization has no expiration date, does not obligate Ralliant to acquire any particular amount of shares, and may be suspended or discontinued at any time. A copy of the press release is furnished herewith as Exhibit 99.2 and incorporated by reference herein.

The information set forth in this Item 7.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.2 are being furnished pursuant to Item 7.01 of Form 8-K. This Item 7.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

In connection with the Distribution, the Board adopted Corporate Governance Guidelines effective as of June 28, 2025. A copy of Ralliant’s Corporate Governance Guidelines is available under the Investor Relations—Governance section of Ralliant’s website at www.ralliant.com. The information on Ralliant’s website does not constitute part of this Current Report on Form 8-K and is not incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits.

Exhibit No.	Description

2.1	Separation and Distribution Agreement, dated June 27, 2025, by and between Ralliant Corporation and Fortive Corporation

3.1	Certificate of Amendment to the Certificate of Incorporation of Ralliant Corporation

3.2	Amended and Restated Certificate of Incorporation of Ralliant Corporation

3.3	Amended and Restated Bylaws of Ralliant Corporation

10.1	Employee Matters Agreement, dated June 27, 2025, by and between Ralliant Corporation and Fortive Corporation

10.2	Tax Matters Agreement, dated June 27, 2025, by and between Ralliant Corporation and Fortive Corporation

10.3	Transition Services Agreement, dated June 27, 2025, by and between Ralliant Corporation and Fortive Corporation

10.4	Intellectual Property Matters Agreement, dated June 27, 2025, by and between Ralliant Corporation and Fortive Corporation

10.5	FBS License Agreement, dated June 27, 2025, by and between Ralliant Corporation and Fortive Corporation

10.6	Fort Solutions License Agreement, dated June 27, 2025, by and between Ralliant Corporation and Fortive Corporation

10.7	Ralliant Corporation 2025 Stock Incentive Plan

10.8	Ralliant Corporation Non-Employee Directors’ Deferred Compensation Plan

10.9	Ralliant Corporation 2025 Executive Incentive Compensation Plan

10.10	Ralliant Corporation Severance and Change-in-Control Plan for Officers

10.11	Ralliant Corporation Executive Deferred Incentive Plan

10.12	Ralliant Corporation Director Compensation Policy

10.13	Ralliant Retirement Savings Plan

99.1	Information Statement of Ralliant Corporation, dated June 16, 2025

99.2	Press Release of Ralliant Corporation, dated June 30, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RALLIANT CORPORATION

Date: June 30, 2025	By:	/s/ Jonathon E. Boatman
	Name:	Jonathon E. Boatman
	Title:	Senior Vice President and Chief Legal Officer